UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     October 31, 2007
BEIJING MED-PHARM CORPORATION
(Exact name of registrant specified in its charter)

Delaware	000-51409	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code:          (610) 940-1675
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No.1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on November 6, 2007 by Beijing Med-Pharm Corporation (“the Company”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of Hong Kong Fly International Health Care Limited and subsidiary (“Hong Kong Health Care”). Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include the previously omitted financial statements and information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of the Business Acquired.

Attached as Exhibit 99.2, are the audited consolidated balance sheets of Hong Kong Fly International Health Care Limited and subsidiary as of September 30, 2007 and December 31, 2006, and the related consolidated statements of income, shareholders’ equity and comprehensive income, and cash flows for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006, and attached as Exhibit 99.1, is the independent auditors’ report related thereto.

(b)	Pro Form Financial Information.

Attached as Exhibit 99.3, is the following pro forma financial information.
(1)	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Hong Kong Health Care as of September 30, 2007.

(2)	Unaudited Pro Forma Condensed Combined Statements of Operations of the Company and Hong Kong Health Care for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006.
(d)	Exhibits. The following Exhibits are filed herewith as part of this report:
23.1	–	Consent of KPMG Huazhen

99.1	–	Independent Auditors’ Report

99.2	–	The audited consolidated balance sheets of Hong Kong Fly International Health Care Limited and subsidiary as of September 30, 2007 and December 31, 2006, and the related consolidated statements of income, shareholders’ equity and comprehensive income, and cash flows for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006, and notes related thereto.

99.3	–	Unaudited Pro Forma Condensed Combined Financial Information of the Company and Hong Kong Health Care as of and for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIJING MED-PHARM CORPORATION

Date: January 16, 2008	By:	/s/ Fred M. Powell

	Name:	Fred M. Powell
	Title:	Chief Financial Officer

Exhibit Number	Description of Exhibit

23.1	Consent of KPMG Huazhen

99.1	Independent Auditors’ Report

99.2
The audited consolidated balance sheets of Hong Kong Fly International Health Care Limited and subsidiary as of September 30, 2007 and December 31, 2006, and the related consolidated statements of income, shareholders’ equity and comprehensive income, and cash flows for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006, and notes related thereto.

99.3
Unaudited Pro Forma Condensed Combined Financial Information of the Company and Hong Kong Health Care as of and for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006

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